Income Taxes	9 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

Pursuant to Internal Revenue Code (IRC) Sections 382 and 383, annual use of the Company’s net operating loss and research and development credit carryforwards may be limited in the event that a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has completed an IRC Section 382/383 analysis, regarding the limitation of net operating loss and research and development credit carryforwards as of December 31, 2013. As a result of the analysis, two ownership changes were determined to have occurred. Based on these changes, the deferred tax assets for net operating losses and federal research and development credits of $3.2 million and $0.3 million, respectively, have been removed from the deferred tax asset schedule and the Company has recorded a corresponding decrease in the valuation allowance. The California research and development credits were not limited as these credits carry forward indefinitely. The Company will continue to consider changes in ownership that may cause losses of tax attributes in the future.

Significant components of the Company’s deferred tax assets are as follows (in thousands):

	December 31,
	2012	2013
Deferred tax assets:
Net operating loss carryforwards	$11,252	$18,620
Research and development credits	621	1,363
Depreciation and amortization	433	906
Accrued expenses	75	76
Deferred rent	126	116
Other, net	27	31

Total deferred tax assets	12,534	21,112
Less: valuation allowance	(12,534)	(21,112)

Total	$—	$—

Due to the Company’s history of losses and uncertainty regarding future earnings, a full valuation allowance has been recorded against the Company’s deferred tax assets, as it is more likely than not that such assets will not be realized. A valuation allowance of approximately $12.5 million and $21.1 million has been established as of December 31, 2012 and 2013, respectively.

At December 31, 2013, the Company had federal and California net operating loss carryforwards of approximately $46.8 million and $46.6 million, respectively, net of IRC Section 382 limitations. The federal and California net operating loss carryforwards will begin to expire in 2030, unless previously utilized. At December 31, 2013, the Company also had federal and California research and development credit carryforwards of approximately $1.6 million net of IRC Section 383 limitations and $1.1 million, respectively. The federal research and development credit carryforwards will begin expiring in 2030 unless previously utilized. The California research credit will carry forward indefinitely.

The following is a reconciliation of the expected recovery of income taxes between those that are based on enacted tax rates and laws, to those currently reported for the years ended December 31 (in thousands):

	2012	2013
Federal statutory rate	$(2,573)	$(6,650)
State tax (net of federal benefit)	(628)	(1,148)
Permanent items, other	56	65
Change in fair value of convertible preferred stock warrant liability	(1,260)	(963)
Change in fair value of convertible preferred stock purchase right	(34)	—
Non-deductible interest	150	855
Other adjustments	10	91
Research and development credits	(160)	(1,236)
Uncertain tax positions	60	409
Change in valuation allowance	4,380	8,578

Provision for income taxes	$1	$1

The following table summarizes the activity related to our gross unrecognized tax benefits (in thousands):

	December 31,
	2012	2013
Balance at the beginning of the year	$422	$515
Adjustments related to prior year tax positions	(4)	136
Increases related to current year tax positions	97	406
Decreases due to statute of limitations expiration	—	—
Decreases due to IRC Section 382/383 limitation	—	—

	$515	$1,057

The Company’s policy is to include interest and penalties related to unrecognized income tax benefits as a component of income tax expense. The Company has no accruals for interest or penalties in the accompanying balance sheets as of December 31, 2012 and 2013 and has not recognized interest or penalties in the accompanying statements of operations for the years ended December 31, 2012 and 2013.

Due to the valuation allowance recorded against the Company’s deferred tax assets, future changes in unrecognized tax benefits will not impact the Company’s effective tax rate. The Company does not expect its unrecognized tax benefits to change significantly in the next 12 months.

The Company is subject to taxation in the United States and California. Due to the net operating loss carryforwards, the U.S. federal and state returns are open to examination by the IRS and California for all years since inception. The Company has not been, nor is it currently, under examination by the federal or any state tax authority.